Exhibit 99.10
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                        RECONSTITUTED SERVICING AGREEMENT


         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of May 2004, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the "Seller" or "Lehman Brothers Holdings"), and WASHINGTON MUTUAL BANK, FA, a savings association organized under the laws of the United States (the "Servicer"), recites and provides as follows:

                                    RECITALS

         WHEREAS, AIG Centre Capital Group Inc. ("AIG"), successor in interest to Centre Capital Group, Inc. ("CCGI"), acquired certain first lien, fixed and adjustable rate, conventional mortgage loans on a servicing-retained basis from the Servicer, which mortgage loans were either originated or acquired by the Servicer.

         WHEREAS, such mortgage loans are currently being serviced by the Servicer for CCGI pursuant to a Servicing Agreement (the "Servicing Agreement"), dated as of February 1, 2004 and annexed as Exhibit B hereto, by and between CCGI, as owner, and the Servicer, as servicer.

         WHEREAS, pursuant to the Master Mortgage Loan Purchase and Warranties Agreement, dated as of February 1, 2002 (the "Master Mortgage Loan Purchase Agreement"), and annexed as Exhibit C hereto, Lehman Brothers Bank, FSB (the "Bank") has purchased or received from AIG all of AIG's, as successor in interest to CCGI, right, title and interest in and to certain of the mortgage loans currently serviced under the Servicing Agreement (hereinafter, the "Mortgage Loans") and assumed for the benefit of the Servicer the obligations of AIG as owner under such Agreement.

         WHEREAS, pursuant to an Assignment and Assumption Agreement, dated May 1, 2004 (the "Assignment and Assumption Agreement") annexed as Exhibit F hereto, the Seller acquired from the Bank all of the Bank's right, title and interest in and to the mortgage loans currently serviced under the Servicing Agreement and assumed for the benefit of each of the Servicer and the Bank the rights and obligations of the Bank as owner of such mortgage loans pursuant to the Master Mortgage Loan Purchase Agreement and the Servicing Agreement.

         WHEREAS, the Seller has conveyed certain of the Mortgage Loans, as identified on Exhibit D hereto (the "Serviced Mortgage Loans"), to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to Citibank, N.A. (the "Trustee"), pursuant to a trust agreement dated as of May 1, 2004 (the "Trust Agreement"), among the Trustee, Aurora Loan Services Inc., as master servicer ("Aurora," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

         WHEREAS, the Seller desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.



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         WHEREAS, the Seller and the Servicer agree that the provisions of the
Servicing Agreement shall continue to apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the servicing of the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

         WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Servicing Agreement incorporated by reference herein, shall have the meanings ascribed to such terms in the Servicing Agreement or the Mortgage Loan Purchase and Sale Agreement among the Servicer, Washington Mutual Bank fsb, Washington Mutual Bank and AIG, dated as of February 1, 2004 (the "Purchase Agreement"), as the case may be.

         Notwithstanding the foregoing, the term "Agreement" when used in the Servicing Agreement or the Purchase Agreement shall have the meaning given to such term in the Servicing Agreement or the Purchase Agreement, as the case may be.

         2. Custodianship. The parties hereto acknowledge that Wells Fargo Bank, National Association will act as custodian of the Collateral Files of the Serviced Mortgage Loans for the Trustee.

         3. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Servicing Agreement, as so modified and incorporated by reference herein, are and shall be a part of this Agreement to the same extent as if set forth herein in full. Pursuant to Section 2.17 of the Servicing Agreement, the Servicer acknowledges that a REMIC election has been or will be made with respect to the Trust, and the Servicer shall comply with the provisions of Section 2.17 of the Servicing Agreement with respect to the REMIC provisions

         4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Section 2.5 and Section 3.1 of the Servicing Agreement, the remittance on June 18, 2004 to the SASCO 2004-12H Trust Fund (the "Trust Fund") is to include principal due after May 1, 2004 (the "Trust Cut-off Date") plus interest, at the Net Rate collected during the advancing period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in Section 3.1 of the Servicing Agreement.


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         5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the Trust Fund created pursuant to the Trust Agreement, shall have the same rights as the Seller, as owner, under the Servicing Agreement to enforce the obligations of the Servicer under the Servicing Agreement and the term "Owner" as used in the Servicing Agreement in connection with any rights of the Owner shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except with respect to the Servicer's indemnification of the Trustee and the Trust Fund, or as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement and the provisions of the Servicing Agreement to the extent unmodified or unamended herein upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in
Article 6 of the Servicing Agreement (such Article 6 and Article 7 of the Servicing Agreement remaining unmodified except for the right to terminate with respect to the Serviced Mortgage Loans being vested in the Master Servicer pursuant to this Agreement and as expressly described in Exhibit A hereto). Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Owner under the Servicing Agreement and the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         6. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations or warranties regarding the characteristics of the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the certificates (the "Certificates") issued pursuant thereto. Notwithstanding the preceding sentence, the Servicer hereby restates and remakes to the Seller, the Owner, the Master Servicer, the Trustee and the Trust Fund each representation and warranty in Section 5.7 of the Servicing Agreement as of May 1, 2004.

         7. Waiver and Amendment. The parties hereto agree that by execution of this Agreement, the Servicer has waived or agreed to modification or amendment of, with respect to the Serviced Mortgage Loans, certain of the Servicer's rights that it has pursuant to the provisions of the Servicing Agreement (the "Waiver"). The Waiver shall extend only to the Serviced Mortgage Loans serviced under this Agreement, and shall not constitute a waiver or modification of any of the Servicer's rights under any other provision of the Servicing Agreement with respect to Mortgage Loans purchased pursuant to the Purchase Agreement other than the Serviced Mortgage Loans, waive any default by the Owner or impair any right of the Servicer arising under this Agreement or the Servicing Agreement, in each case except to the extent expressly so waived in this Section
7. Except as otherwise provided in this Agreement with respect to the Serviced Mortgage Loans, the Servicing Agreement shall remain in full force and effect.

         Notwithstanding the foregoing and with respect to the Serviced Mortgage Loans, the Servicer shall continue to be entitled to (i) collect its servicing compensation (including, without limitation, its Servicing Fee), (ii) receive reimbursement for advances (including, without limitation, Monthly Advances and Servicing Advances), and (iii) timely receive all or any portion of the related Collateral Files in connection with its performance of servicing activities (including, without limitation, in connection with the processing of any satisfaction or release of any Serviced Mortgage Loans), in accordance with the terms and conditions of the Servicing Agreement. The Servicer shall be entitled to enforce the rights set forth in the preceding sentence against the Trust Fund as the Owner of the Serviced Mortgage Loans.


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         8. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Aurora Loan Services Inc.
                  2530 South Parker Road
                  Suite 601
                  Aurora, Colorado  80014
                  Attention: E. Todd Whittemore, Master Servicing, SASCO/ALS 2004-12H
                  Telephone:  (303) 632-3000
                  Telecopier: (303) 632-3001

         All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

                  JPMorgan Chase Bank
                  New York, New York
                  ABA#:  021-000-021
                  Account Name: Aurora Loan Services Inc.,
                                Master Servicing Payment Clearing Account
                  Account Number:  066-611059
                  Beneficiary:  Aurora Loan Services, Inc.
                  For further credit to:  SASCO 2004-12H

                  All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

                  Citibank, N.A.
                  111 Wall Street
                  14th Floor, Zone 3
                  New York, New York 10005
                  Attention: Structured Finance-SASCO 2004-12H
                  Telephone: 212-657-7781
                  Facsimile: 212-657-4009


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         All notices required to be delivered to the Seller hereunder shall be delivered to the Seller at the following address:

                  Lehman Brothers Holdings Inc.
                  745 Seventh Avenue, 7th Floor
                  New York, New York  10019
                  Attention:  Leslee Gelber
                  Telephone:  (212) 526-5861
                  E-mail:  lgelber@lehman.com

                  With a copy to:
                  Morgan, Lewis & Bockius, LLP
                  1701 Market Street
                  Philadelphia, PA 19103
                  Attention: Steven J. Molitor, Esq.


         All notices required to be delivered to the Servicer hereunder shall be delivered to each of the following addresses:

                  Washington Mutual Bank, FA
                  1201 Third Avenue, WMT 0511
                  Seattle, WA  98101
                  Attention:  General Counsel
                  Telephone:  (206) 461-8890
                  Facsimile:  (206) 461-5739

                  Washington Mutual Bank, FA
                  19850 Plummer St. (Mail Stop N070205)
                  Chatsworth, CA 91311
                  Attention:  Vice President, Investor Reporting
                  Telephone:  (818) 775-2278
                  Facsimile:  (818) 775-2819

                  Washington Mutual Bank, FA
                  9601 McAllister Freeway
                  San Antonio, Texas 78216
                  Attention:  Vice President, Investor Reporting
                  Telephone:  (210) 525-7093
                  Facsimile:  (210) 525-7511

         9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         10. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.




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                      [SIGNATURE PAGES IMMEDIATELY FOLLOW]



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         Executed as of the day and year first above written.

                                    LEHMAN BROTHERS HOLDINGS INC.,
                                    as Owner
                                    By: /s/ Bradford Andres
                                        --------------------
                                        Name:  Bradford Andres
                                        Title: Authorized Signatory


                                    WASHINGTON MUTUAL BANK, FA,
                                       as Servicer


                                    By:
                                        ------------------------
                                        Name:
                                        Title:


ACKNOWLEDGED BY:

AURORA LOAN SERVICES INC.,
    as Master Servicer


By: /s/ E. Todd Whittemore
    ----------------------
    Name:  E. Todd Whittemore
    Title: Executive Vice President

CITIBANK, N.A.,
     as Trustee


By: /s/ Karen Schluter
    ------------------
    Name:  Karen Schluter
    Title: Assistant Vice President





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                                    EXHIBIT A

                    Modifications to the Servicing Agreement


1. A new definition of "Best Efforts" is hereby added to Article 1 to immediately follow the definition of "Applicable Requirements," to read as follows:

                  Best Efforts: Efforts determined to be reasonably diligent by the Servicer in its reasonable discretion. Such efforts do not require the Servicer to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Servicer to advance or expend fees or sums of money in addition to those specifically set forth in this Agreement.

2. The definition of "Determination Date" in Article 1 is hereby amended and restated in its entirety, to read as follows:

                  Determination Date: The fifteenth (15th) day of the calendar month of the related Monthly Remittance Date (or if such day is not a Business Day, the Business Day immediately preceding such day).

3. A new definition of "Mortgage Loan" is hereby added to Article 1 to immediately follow the definition of "Mortgage Interest Rate" to read as follows:

                  Mortgage Loan: An individual servicing retained Mortgage Loan which has been purchased from Washington Mutual Bank FA, Washington Mutual Bank fsb or Washington Mutual Bank by AIG and that is subject to this Agreement by being identified on the Mortgage Loan Schedule to this Agreement, which mortgage loan includes without limitation the rights to the mortgage loan documents, the monthly reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

4. A new definition of "Mortgage Loan Schedule" is hereby added to Article 1 to immediately follow the definition of "Mortgage Loan," to read as follows:

                  Mortgage Loan Schedule: The schedule of Mortgage Loans setting forth certain information with respect to the Mortgage Loans purchased from the Washington Mutual Bank, FA, Washington Mutual Bank fsb or Washington Mutual Bank by AIG, which Mortgage Loan Schedule is attached as Exhibit D to this Reconstituted Servicing Agreement.

5. The definition of "Qualified Depository" is hereby amended and restated in its entirety to read as follows:

                  Qualified Depository: Any of (i) a depository the accounts of which are insured by the FDIC and the debt obligations of which are rated AA (or its equivalent) or better by each Rating Agency; (ii) the corporate trust department of any bank the debt obligations of which are rated at least A-1 or its equivalent by each Rating Agency; or (iii) the Servicer, so long as the long-term unsecured debt obligations of the Servicer are acceptable to either Rating Agency.

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6.       A new definition of "Rating Agency" is hereby added to Article 1 to immediately follow the definition of "Qualified Depository," to read as follows:

                  Rating Agency: Either of Moody's or S&P, or any successor of the foregoing.

7. Section 2.1 (Identification of Mortgage Loans; Servicer to Act as Servicer) is hereby amended by adding the following to the end of Subsection (c):

                  Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension.

8. Section 2.3 (Collection of Mortgage Loan Payments) is hereby amended by replacing the words "Continuously from the related Closing Date until the principal and interest on all of the Mortgage Loans are paid in full," with "Continuously from May 1, 2004 until the date the Mortgage Loans cease to be subject to this Agreement."

9. Section 2.4 (Establishment of Account; Deposits in Account) is hereby amended by: replacing the words "for Lehman Brothers Bank, FSB, as Owner, and any successor Owner" with the words "for SASCO 2004-12H Trust Fund and various Mortgagors."

10. Section 2.5 (Permitted Withdrawals from the Account) is hereby amended by deleting the word "and" at the end of clause (vii), by replacing the period at the end of clause (viii) with a semicolon and by adding the following new clause (ix):

         (ix) to invest funds in the Account in Permitted Investments in accordance with Section 2.4(d).

11. Section 2.6 (Establishment of Escrow Account; Deposits in Escrow Account; Escrow Analysis) is hereby amended by replacing the words "for Lehman Brothers Bank, FSB, as Owner and any successor Owner, and certain Mortgagors" with "for SASCO 2004-12H Trust Fund and various Mortgagors."

12. Section 2.12 (Title, Management and Disposition of Real Estate Owned) is hereby amended by replacing all references to "Owner" with "Trustee" in paragraph (a).

13.      Section 3.1 (Distributions) is hereby amended as follows:

         (i) replacing the word "preceding" in the second line of 3.1(a) with the word "related;" and

         (ii)     by adding the following after Section 3.1(c):

         (d) All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

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         JPMorgan Chase Bank
         New York, New York
         ABA#:  021-000-021
         Account Name:   Aurora Loan Services Inc., Master Servicing Payment
                         Clearing Account
         Account No.:  066-611059
         Beneficiary:  Aurora Loan Services Inc.
         For further credit to:  SASCO 2004-12H

14.      Section 4.4 (Statements as to Compliance) is hereby amended as follows:

         (i) replacing the reference to the word "Owner" in the second line of Section 4.4(a) with "Master Servicer";

         (ii)     inserting the following text at the end of Sections 4.4(a):

                  The parties understand and agree that the Master Servicer may, upon request by SASCO, provide a copy of such Officer's Certificate to SASCO. Upon its receipt of such copy, SASCO may rely on such Officer's Certificate and shall be treated for purposes of Section 4.4(a) as if it were a party entitled to receive servicing reports provided pursuant to Section 3.2(a).

         (iii) replacing the reference to the word "Owner" in the third line of 4.4(b) with "Master Servicer";

         (iv) replacing Exhibit F with the form of Officer's Certificate set forth on Exhibit E hereto.

         (v)      inserting the following text at the end of Sections 4.4(b):

                  The parties understand and agree that the Master Servicer may, upon request by SASCO, provide a copy of such Officer's Certificate to SASCO. Upon its receipt of such copy, SASCO may rely on such Officer's Certificate and shall be treated for purposes of Section 4.4(b) as if it were a party entitled to receive servicing reports provided pursuant to Section 3.2(a).

         (vi) replacing the references to the word "Owner" in the third and fourth lines of Section 4.4(c) with "Master Servicer."

15. Section 4.5 (Annual Independent Public Accountants' Servicing Report) is hereby amended as follows:

         (i) replacing the word "Owner" in the fourth line of Section 4.5 with "Master Servicer"; and

         (ii)     inserting the following text at the end of Sections 4.5:

                  The parties understand and agree that the Master Servicer may, upon request by SASCO, provide a copy of such accountants' servicing report to SASCO.

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16.      Section 5.1 (Indemnification; Third Party Claims) is hereby amended by deleting Subsection (a) and replacing it with the following:

         (a) The Servicer agrees to indemnify the Trust Fund and the Trustee and hold each of them harmless against any and all third party claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Servicer to service the Mortgage Loans in compliance with the terms of this Agreement; provided, a written request for indemnity by the Master Servicer submitted directly by the Master Servicer to the Servicer shall be deemed by the Servicer to be a claim for indemnity by the Trustee or the Trust Fund pursuant to this Section 5.1(a), together with the Trust Fund's direction to remit any amounts due hereunder to the Master Servicer, if the Master Servicer provides the Servicer with (i) reasonable evidence (x) confirming that such claim arises out of the Servicer's failure to service the Mortgage Loans in compliance with this Agreement and (y) identifying the losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses incurred by the Master Servicer, and (ii) the agreement pursuant to which the Trust Fund has agreed to indemnify the Master Servicer and specifying the applicable provisions of such agreement; and further provided, however, the Servicer shall not be liable hereunder with respect to (i) any action or inaction in accordance with the written direction or consent of the Trustee, Trust Fund, Master Servicer or Lehman Brothers Holdings Inc. or (ii) any action or inaction resulting from the Trustee's, Trust Fund's, Master Servicer's or Lehman Brothers Holdings Inc.'s failure to cause any Collateral File (or portion thereof) to be released to the Servicer pursuant to Sections 2.18 or 4.2(c) or other terms of this Agreement or (iii) any action or inaction resulting from the Trust Fund's failure to comply with Section 5.1(b) or
                  Section 5.6. The Servicer shall promptly notify the Trustee if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, that the Servicer determines in its good faith judgment will materially affect the Trust Fund's interest in such Mortgage Loans. The Servicer shall assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all reasonable expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such indemnified parties in respect of such claim. The Servicer shall follow any written instructions received from the Trustee in connection with such claim. The Servicer shall provide the Trustee with a written report of all expenses and advances incurred by the Servicer pursuant to this Section 5.1, and the Trustee, from the assets of the Trust Fund, shall promptly reimburse the Servicer for all amounts advanced by the Servicer pursuant to this Section 5.1(a) except when the claim is in any way related to the failure of the Servicer to service and administer the Mortgage Loans in compliance with the terms of this Agreement or the gross negligence, bad faith or willful misconduct of the Servicer.

         The Trust Fund shall indemnify the Servicer and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Servicer may sustain in any way related to the failure of the Trust Fund to perform its duties in compliance with the terms of this Agreement.

17. Section 6.1 (Events of Default) is hereby amended by changing all references to "Owner" with "Master Servicer" in such Section and deleting Subsection (vi) and replacing it with the following:

         (vi) the Servicer at any time is neither a Fannie Mae or Freddie Mac approved servicer, and the Master Servicer has not terminated the rights and obligations of the Servicer under this Agreement and replaced the Servicer with a Fannie Mae or Freddie Mac approved servicer within 30 days of the absence of such approval; or

18. The parties hereto acknowledge that the word "Owner" in Section 6.2 (Waiver of Defaults) shall refer to the "Master Servicer with the prior consent of the Trustee."

19. Section 9.1 (Successor to the Servicer) is hereby amended in its entirety to read as follows:

         (a) Simultaneously with the termination of the Servicer's responsibilities and duties under this Agreement pursuant to Sections 5.4, 6.1, 7.1 or 7.2 the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer that is not at that time a servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, Lehman Brothers Holdings Inc., the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or Lehman Brothers Holdings Inc., as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities, and be compensated therefor as provided in this Agreement, during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 9.1 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Section 5.7 prior to such resignation or termination, which representations and warranties shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

         (b) Within a reasonable period of time, the Servicer shall promptly prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Collateral Files and Credit Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such termination. The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Account or the Escrow Account or thereafter received with respect to the Mortgage Loans, in each case to which the Servicer is not entitled pursuant to this Agreement.

         (c) Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 6.1 or 7.1 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

         (d) The Servicer shall promptly deliver the funds in the Account and Escrow Account, in each case to which the Servicer is not entitled pursuant to this Agreement and all Collateral Files, Credit Files and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

         (e) Upon a successor's acceptance of appointment as such, the Servicer, the Master Servicer and the Trustee shall each notify the others of such appointment, but only if and to the extent of having actual knowledge of such appointment.

         (f) Notwithstanding any termination pursuant to this Agreement, the Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the effective date of such termination, whether in respect of (i) unreimbursed Servicing Advances or Monthly Advances, (ii) unpaid Servicing Fees or REO Management Fees or
                  (iii) or other servicing compensation, and shall continue to be entitled to the benefits of Section 5.3 notwithstanding any such termination, with respect to events occurring prior to such termination.

20.      A new Section 9.15 is hereby added to read as follows:

                  Section 9.15      Intended Third Party Beneficiaries

                           Notwithstanding any provision herein to the contrary,
                  the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions; provided, however, that no third party beneficiary designation will extend indemnification rights directly to the Master Servicer. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding any other terms of this Agreement, the parties agree that the overriding intent is for the Servicer to be entitled to deal with and through the Master Servicer in virtually all circumstances. This intent is not altered by anything herein, including without limitation, the following: any third party beneficiary designation of the Trustee; any requirement that the Servicer give notice to others with respect to third party claims; any indemnification of the Servicer for following instructions of others in selected circumstances; any indemnifications running from the Servicer to others; or any provisions allowing the Servicer in any circumstance to rely on instructions from others. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the Trustee's right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement; and upon such termination of the Trust Fund and the Trust Agreement, the Serviced Mortgage Loans shall no longer be governed by this Agreement but will be governed by terms of the relevant Servicing Agreement.

                                    EXHIBIT B

                               Servicing Agreement


                                See Exhibit 99.19

                                    EXHIBIT C

             Master Mortgage Loan Purchase and Warranties Agreement

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT D

                             Mortgage Loan Schedule

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT E

                     FORM OF SERVICING OFFICER'S CERTIFICATE

                                                                          [Date]

Aurora Loan Services Inc.
2530 South Parker Road, Suite 601
Aurora, Colorado 80014


Re: Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-12H
         ______________________________________________________________________


         I, [name of certifying individual], a duly elected and acting officer of Washington Mutual Bank, FA (the "Servicer"), certify pursuant to Section 4.4(b) of the Servicing Agreement dated as of February 1, 2004 (as from time to time amended or replaced by a reconstituted servicing or other successor servicing agreement, the "Servicing Agreement") between the Servicer and Lehman Brothers Bank, FSB (the "Owner") to the Owner and each other Person entitled to receive servicing reports provided pursuant to Section 3.2(a) of the Servicing Agreement (the "Servicing Reports"), each Person, if any, who "controls" the Owner or such other Person within the meaning of the Securities Act of 1933, as amended, and their respective officers and directors, with respect to the calendar year immediately preceding the date of this Certificate (the "Relevant Year"), as follows:

         1. For purposes of this Certificate, "Relevant Information" means the information in the certificate provided pursuant to Section 4.4(a) of the Servicing Agreement (the "Annual Compliance Certificate") for the Relevant Year and the information in all Servicing Reports provided by the Servicer during the Relevant Year. Based on my knowledge, the Relevant Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein which is necessary to make the statements made therein, in light of the circumstances under which such statements were made, not misleading as of the last day of the Relevant Year.

         2. The Relevant Information has been provided to those Persons entitled to receive it.

         3. I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement during the Relevant Year. Based upon the review required by the Servicing Agreement and except as disclosed in the Annual Compliance Certificate or the accountants' statement provided pursuant to
Section 4.5, to the best of my knowledge, the Servicer has fulfilled its obligations under the Servicing Agreement throughout the Relevant Year.

DATED as of ________ __. 200_.



                                          WASHINGTON MUTUAL BANK, FA

                                          Name:  ___________________________
                                          Title: ___________________________
                                          Date:  ___________________________

                                    Exhibit F

                       Assignment and Assumption Agreement



                             [INTENTIONALLY OMITTED]